Exhibit 4(d)-4


                  SUPPLEMENTAL INDENTURE NO. 2

                  dated as of _______ __, 199_

                               to

                    INDENTURE OF MORTGAGE AND
                    DEED OF TRUST NO. [2/3]*

                 dated as of September 1, 1989,
                        as supplemented,

                             between

                FIRST NATIONAL BANK OF COMMERCE,
                 not in its individual capacity
  but solely as Owner Trustee under Trust Agreement No. [2/3], dated as of September 1, 1989, with
                     the Owner Participant,

                               and

                     BANKERS TRUST COMPANY,
            as successor Corporate Indenture Trustee,

                               and

                          STANLEY BURG,
            as successor Individual Indenture Trustee



          Original Indenture Recorded On September 27,
      1989 in Book No. _____, Page ____ as Entry No. _____
                  in the Conveyance Records of
                  St. Charles Parish, Louisiana

_______________________________
* Assumes that current indenture trustees under Indentures of Mortgage and Deeds of Trust Nos. 2 and 3 will be replaced by Bankers Trust Co. and S. Burg, which henceforth would act as sole indenture trustee under all three original indentures. Supplemental Indenture No. 2 to original indenture no. 1 would be substantially identical to this form, except that the existing trustee and co-trustee (Bankers Trust Co. and S.
  Burg) would continue.

  Supplemental Indenture No. 2, dated as of ________ __, 199_, to Indenture of Mortgage and Deed of Trust No. [2/3], dated as of September 1, 1989 (the "Original Indenture"; the Original Indenture, as supplemented by Supplemental Indenture No. 1, dated as of September 1, 1989, and by this Supplemental Indenture No. 2, and as it may be further supplemented or amended from time to time by all other indentures supplemental thereto, being hereinafter referred to as the "Indenture"), between First National Bank of Commerce, a national banking association having its principal office and mailing address at 210 Baronne Street, New Orleans, Louisiana 70112, not in its individual capacity, except as otherwise expressly provided in the Indenture, but solely as the Owner Trustee (such term and all other capitalized terms used herein and not defined herein having the respective meanings specified in Appendix A to the Original Indenture as modified by Schedule A-1 thereto, a copy of which Schedule A-1 being attached hereto as Exhibit C), Bankers Trust Company, a New York banking corporation, as successor in interest under the Indenture to [First Trust Company of California, National Association, as successor Corporate Indenture Trustee to Bankers Trust Company of California, National Association/BankAmerica National Trust Company (formerly Security Pacific National Trust Company (New York))/] (the "Corporate Indenture Trustee" and, for all purposes of the Indenture except as may be required pursuant to Section 7.03(c) of the Original Indenture, the "Indenture Trustee"), and Stanley Burg, as successor in interest under the Indenture to [Lisa D. Jones, as successor Individual Indenture Trustee to Cecil D. Bobey/Ralph A. Marinello, as successor
Individual Indenture Trustee to Kenneth T. McGraw] (the "Individual Indenture Trustee" and, solely as may be required pursuant to Section 7.03(c) of the Original Indenture, the "Indenture Trustee"), each having its principal office and mailing address at Four Albany Street, New York, New York 10006,
Attention:  Corporate Trust and Agency_Public Utilities Group.

                          WITNESSETH:

   Whereas, the Owner Trustee and the Lessee executed and delivered to the Indenture Trustee the Original Indenture and Supplemental Indenture No. 1 pursuant to which the Owner Trustee issued the Initial Series Bonds;

   Whereas, Section 1.03 of Supplemental Indenture No. 1 provides that the Initial Series Bonds may be subject to redemption, on and after July 2, 1994, at the option of the Owner Trustee, in whole at any time or in part from time to time, at the Redemption Prices set forth therein;

   Whereas, the original Indenture Trustee and the successor Indenture Trustee have executed and delivered, and the Owner Trustee and the Lessee have acknowledged and accepted, an instrument in substantially the form of Exhibit B hereto, under which the original Indenture Trustee has resigned its appointment as Indenture Trustee and the successor Indenture Trustee has accepted its appointment as successor Indenture Trustee, effective upon the effectiveness of this Supplemental Indenture No. 2;

  Whereas, the Owner Trustee desires to issue Additional Bonds to or upon the order of Funding Corporation as an integral step in the refunding of the Initial Series Bonds and to enter into this Supplemental Indenture No. 2 to establish the terms, conditions, designations and forms of such Additional Bonds;

   Whereas, the parties hereto further desire to enter into this Supplemental Indenture No. 2 in order to evidence the succession of the new Indenture Trustee and to amend the Indenture in a number of respects in light of the execution and delivery of the Collateral Trust Indenture and the issuance by Funding Corporation of Collateral Bonds in connection with the refunding of the Initial Series Bonds;

  Whereas, Section 10.01 of the Original Indenture provides that, without the consent of the Holders of any Bonds, the parties thereto at any time and from time to time may enter into one or more supplements to the Original Indenture in order to establish the form and terms of Bonds of any series permitted by Sections
2.01 and 2.04 of the Original Indenture, to evidence the succession of a new trustee or co-trustee under the Indenture, and (subject to the limitations provided therein) to change or eliminate any provision of the Indenture;

   Whereas, all action on the part of the Owner Trustee necessary to authorize the execution and delivery of this Supplemental
Indenture No. 2 and the issuance of the aforesaid Bonds has been duly taken; and

  Whereas, all acts and things necessary (x) to make the Bonds of the series herein created and established, when executed by the Owner Trustee and authenticated and delivered by the Indenture Trustee as provided in the Original Indenture, the legal, valid and binding obligations of the Owner Trustee and (y) to constitute these presents a valid and binding supplemental indenture and agreement according to its terms have been done and performed, and the execution of this Supplemental Indenture No. 2 and the creation and issuance under the Indenture of such Bonds have in all respects been duly authorized;

   Now, Therefore, in order to establish the form and terms, and to authorize the authentication and delivery, of the Bonds of the series herein created and established, and in consideration of the premises, of the purchase of such Bonds by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Owner Trustee covenants and agrees with the Indenture Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Bonds, as follows:

                          ARTICLE ONE

                    Amendments to Indenture

Section 1.01.  Amendments.

      (a)  The Indenture is hereby amended by deleting the Lessee as  a  party  thereto and the "Reconciliation and  Tie"  included
therewith.   The  Indenture  is hereby  further  amended  in  the
following respects:

     (b)  Article One is amended as follows:

          (1) Section 1.01 is deleted and the following inserted in lieu thereof:

           "Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires:

                     (a)   capitalized terms used herein and  not
          defined herein have the respective meanings specified in Appendix A hereto as modified by Schedule A-1 thereto, and the rules of construction specified in such Appendix are applicable to this Indenture; and

                     (b)   all  accounting  terms  not  otherwise
          defined  herein have the meanings assigned to  them  in
          accordance    with   generally   accepted    accounting
          principles."

           (2) Paragraph (a) of Section 1.04 is deleted and the following inserted in lieu thereof:

                     "(a)  Any  request,  demand,  authorization,
          direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders shall be embodied in and evidenced by one or more instruments of substantially similar tenor, signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Owner Trustee and the Lessee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and, subject to Section 8.01, conclusive in favor of the Indenture Trustee, the Owner Trustee and the Lessee."

          (3) Section 1.05 is deleted and the following inserted in lieu thereof:

           "Section 1.05. Notices, etc. to Indenture Trustee, Lessee, Owner Trustee and Owner Participant. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                     (a)  the Indenture Trustee by any Holder, by
          the Owner Trustee or by the Lessee shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Indenture Trustee addressed to it at the address of the Corporate Trust Office; or

                     (b)   the  Owner  Trustee by  the  Indenture
          Trustee, by any Holder or by the Lessee shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Owner Trustee addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Indenture Trustee and the Lessee by the Owner Trustee for such purpose; or

                     (c)  the Lessee by the Indenture Trustee, by
          any Holder or by the Owner Trustee shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Lessee addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Indenture Trustee and the Owner Trustee by the Lessee for such purpose; or

                     (d)   the Owner Participant by the Indenture
          Trustee, by any Holder or by the Lessee shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Owner Participant addressed to it at its address specified in
          Section 17 of the Participation Agreement or at any other address previously furnished in writing to the Lessee or the Indenture Trustee for such purpose."

           (4) The text of Section 1.07 is deleted and the caption "[Reserved]" is inserted in lieu of the existing caption, "Conflict with Trust Indenture Act."

          (5) Section 1.13 is deleted and the following inserted in lieu thereof:

           "Section 1.13. Legal Holidays. In the event that any payment to be made hereunder or in respect of the Bonds of any series is stated to be due on a day that is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was stated to be due, and no interest shall accrue for the period from and after such stated due date."

     (c)  Article Two is amended as follows:

           (1) Paragraph (b) of Section 2.02 is deleted and the following inserted in lieu thereof:

                     "(b) No Bond shall be secured by or entitled
          to any benefit under this Indenture or be valid or obligatory for any purpose hereunder unless there appears on such Bond a certificate of authentication, substantially in the form provided above, executed manually by the Indenture Trustee by an Authorized Officer thereof, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder."

           (2) Section 2.04(b) is deleted and the following inserted in lieu thereof:

                     "(b) The Bonds may be issued in one or more series. The terms, conditions, designations and forms of the Bonds of any series shall be consistent with the provisions of this Indenture and shall be established in the Series Supplemental Indenture creating the Bonds of such series."

          (3)  Section 2.05(a)(3) is amended by deleting the text
"(or, if applicable, the Authenticating Agent)" from clause (A) thereof.

          (4) Section 2.06 is deleted and the following inserted in lieu thereof:

           "Section 2.06. Form and Denominations. The Bonds of any series shall be issued only in fully registered form and in denominations of original principal amount of $500,000 or greater, unless otherwise provided in the Series Supplemental Indenture creating the Bonds of such series."

          (5) Section 2.08 is deleted and the following inserted in lieu thereof:

          "Section 2.08.  Restrictions on Transfer Resulting from
     Federal Securities Laws and ERISA; Legend.

                    (a)  If not prohibited by the Securities Act,
          each Bond of any series shall be delivered to the initial Holder thereof without registration of such Bond under the Securities Act and without qualification of this Indenture under the Trust Indenture Act. Prior to any transfer of any such Bond, in whole or in part, to any Person other than the Collateral Trust Trustee, the Holder thereof shall furnish to the Lessee, the Indenture Trustee, the Owner Participant and the Owner Trustee either (i) a written representation and warranty of such Holder to the effect that the transferee of such Bond and all Persons to which such Bond shall have been offered are "accredited investors" or "qualified institutional buyers" within the meaning of Regulation D or Rule 144A, respectively (or, in each case, any successor thereto) under the Securities Act, or (ii) an opinion of counsel to the effect that such transfer will not violate the registration requirements of the Securities Act or require the qualification of this Indenture under the Trust Indenture Act.

                Such written representation and warranty and opinion of counsel, as well as counsel rendering any such opinion, shall be reasonably satisfactory to the Lessee, the Indenture Trustee, the Owner Participant and the Owner Trustee. All Bonds issued hereunder from time to time without registration thereof under the Securities Act shall in each case be endorsed with a legend reading substantially as follows:

                          This Bond has not been registered under
               the Securities Act of 1933, as amended, and may not be transferred, sold or offered for sale in violation of such Act.

                     (b)   Prior to any transfer, in whole or  in
          part, of any Bond issued hereunder without registration thereof under the Securities Act to any Person other than the Collateral Trust Trustee, the Holder thereof shall furnish to the Lessee, the Indenture Trustee, the Owner Participant and the Owner Trustee a written representation and warranty to the effect that neither the transfer of such Bond to, nor the ownership of such Bond by, such transferee will cause such transferee, or any such Person, to be engaged in a "prohibited transaction", as defined in section 406 of ERISA or section 4975 of the Code, which is not at such time subject to an exemption contained in ERISA or in the
          rules,   regulations,  releases  or  bulletins  adopted
          thereunder."

          (6) Section 2.09 is deleted and the following inserted in lieu thereof:

           "Section  2.09.  Registration, Transfer and  Exchange.
     (a) The Indenture Trustee on behalf of the Owner Trustee shall maintain at the Corporate Trust Office a register ("Bond Register") for the purpose of registration, and registration of transfer and exchange, of the Bonds by series in which shall be entered the names and addresses of the owners of such Bonds and the principal amounts and serial or other identifying numbers of the Bonds owned by such Persons. Unless otherwise provided in respect of the Bonds of a particular series, the Indenture Trustee is hereby appointed transfer agent and registrar for the Bonds of all series.

           (b) A Holder of a Bond intending to register the transfer of any Outstanding Bond held by such Holder (including any transfer in the form of a pledge or assignment) or to exchange any Outstanding Bond held by such Holder for a new Bond or Bonds of the same series shall surrender such Outstanding Bond at the Corporate Trust Office, duly endorsed and accompanied by the written request of such Holder or of its attorney duly authorized in writing (in each case with signatures guaranteed) in form and substance reasonably satisfactory to the Indenture Trustee, for the registration of such Bond in the name of any transferee (including any pledgee or assignee in the case of a transfer in the form of a pledge or assignment) or for the issuance of a new Bond or Bonds of the same series, specifying the authorized denomination or denominations of any new Bond or Bonds to be issued and the name and address and taxpayer identification number of the Person or Persons in whose name or names the Bond or Bonds are to be registered (either as pledgee or assignee or as owner). Promptly upon receipt by the Indenture Trustee of the foregoing and satisfaction of the requirements of paragraph
     (d) hereof and Section 2.08, the Indenture Trustee shall register such Bond or Bonds in the name or names of the Person or Persons specified in the written request and, if a new Bond or Bonds are to be issued, the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver such new Bond or Bonds of the same series, in the same aggregate principal amount and dated the same date as the Outstanding Bond surrendered, in the authorized denomination or denominations specified in the written request. The Indenture Trustee shall make a notation on each new Bond of the amount of all payments of principal theretofore made on the predecessor Bond or Bonds and the date to which interest on such predecessor Bond or Bonds has been paid.

           (c) Except as otherwise specified in the Series Supplemental Indenture creating the Bonds of a particular series, the Indenture Trustee shall not be required to register transfers or exchanges of the Bonds of any series on any date fixed for the payment of principal of or interest on the Bonds of such series or during the fifteen days preceding any such date.

           (d) As a condition to registration of transfer or exchange of any Bond, the Indenture Trustee and the Owner Trustee may charge the Holder thereof for any stamp taxes or governmental charges required to be paid with respect to such registration of transfer or exchange.

          (e) All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Owner Trustee evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

          (f) All Bonds surrendered to the Indenture Trustee for registration of transfer or exchange or for payment in full (whether at the scheduled final maturity thereof, upon redemption or otherwise) shall be canceled by it; and no Bonds shall be issued in lieu thereof except as expressly permitted hereunder. Subject to any Applicable Law to the contrary, the Indenture Trustee shall destroy canceled Bonds held by it in accordance with its customary practices in effect from time to time and deliver a certificate of destruction to the Owner Trustee. If the Owner Trustee shall acquire any of the Bonds, such acquisition shall not operate as a redemption of or the satisfaction of the indebtedness represented by such Bonds unless and until the same shall be delivered to the Indenture Trustee for cancellation.

          (g) The Bond Register shall at all reasonable times be open for inspection by any Holder. Upon receipt of a written request by any Holder, by the Owner Trustee or by the Lessee, the Indenture Trustee shall furnish such Person, at its expense, with a list of the names and addresses of all Holders entered on the Bond Register, indicating the series, principal amount and serial or other identifying number of each Bond held by each such Holder."

          (7) Paragraphs (a) and (b) of Section 2.10 are deleted and the following inserted in lieu thereof:

                               "(a)  If (i) any mutilated Bond is
               surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond, and (ii) there is delivered to the Indenture Trustee evidence to its satisfaction of the ownership and authenticity thereof, and such security or indemnity as may be required by it to save it and the Owner Trustee harmless (provided, however, that if the Holder of such Bond is the Collateral Trust Trustee, the unsecured written undertaking thereof, in its individual capacity, to indemnify the Indenture Trustee and the Owner Trustee shall constitute sufficient security and indemnity for such purposes), then, in the absence of notice to the Indenture Trustee that such Bond has been acquired by a bona fide purchaser, the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond of the same series, in the same original principal amount and bearing an identification number not contemporaneously outstanding. The Indenture Trustee shall make a notation on each such new Bond of (i) the aggregate amount of all payments of principal theretofore made on the Bond so mutilated, destroyed, lost or stolen and (ii) the date to which interest on such predecessor Bond has been paid.

                    (b)  [Reserved]"

          (8) Section 2.11 is deleted and the following inserted in lieu thereof:

            "Section 2.11. Payments. Except as otherwise specified in the Series Supplemental Indenture creating the Bonds of a particular series, the principal of and premium, if any, and interest on each Bond shall be payable at the Corporate Trust Office in immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however, that if so requested in writing by the Holder of any Bond, all amounts (other than the final payment) payable with respect to such obligation shall be paid by crediting the amount to be distributed to such Holder to an account maintained by it with the Indenture Trustee or by the Indenture Trustee transferring such amount by wire transfer of immediately available funds as soon as practicable but in any event no later than the close of business on the date of receipt (assuming the Indenture Trustee has received such funds prior to 1:00 p.m., New York City time, on the same day) to such other bank in the United States having an account with a Federal Reserve Bank, as shall have been specified in such notice, for credit to the account of such Holder maintained at such bank, any such credit or transfer pursuant to this Section to be in immediately available funds, without any presentment or surrender of such Bond; provided further, however, that any final payment on any such Bond shall be made only against presentment and surrender thereof at the Corporate Trust Office."

           (9)   The  text of Section 2.12 following the  caption
"Persons Deemed Owners" is deleted and the following inserted in lieu thereof:

               "The Owner Trustee and the Indenture Trustee shall deem the Person in whose name any Bond is registered in the Bond Register as the absolute owner of such Bond for the purpose of receiving payment of all amounts payable with respect to such Bond and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary."

           (10) The following section is added to the end of Article Two:

           "Section 2.17. Certain Adjustments to Sinking Fund or Amortization Schedules. The sinking fund or principal amortization schedules, as the case may be, and stated maturity of the Outstanding Bonds of any series may be adjusted at the discretion of the Owner Trustee under the circumstances and subject to the conditions set forth in paragraphs (b) and (c) of Section 2 of the Participation Agreement; provided, however, that no such adjustment to the sinking fund or the principal amortization schedules or stated maturity of the Outstanding Bonds of any series shall
     (x)  cause  the  average life of the Bonds  of  such  series
     (measured from the date of initial issuance thereof and calculated in accordance with generally accepted financial practice) to be decreased or increased by more than six months, or (y) extend the final maturity of the Bonds of such series. If it elects to make such an adjustment, the Owner Trustee shall deliver to the Indenture Trustee and the Lessee, at least 30 days prior to the first payment date proposed to be affected by such adjustment, an Officers' Certificate of the Owner Trustee, prepared by the Owner
     Participant and the Lessee, (x) stating that the Owner Trustee has elected to make such adjustment, (y) attaching the revised payment schedules for each of the Outstanding Bonds, and (z) attaching calculations showing that the average life of the Outstanding Bonds of the series affected thereby shall not be decreased or increased except as permitted by this Section. The Indenture Trustee may conclusively rely on such Owner Trustee certificate and shall have no duty with respect to the calculations referred to in the foregoing clause (z), other than to make such Owner Trustee's certificate available for inspection by each Holder of Outstanding Bonds of the series affected thereby at the Corporate Trust Office upon reasonable notice. Promptly after receipt of such Owner Trustee certificate, and in any event at least twenty (20) days prior to the first payment date proposed to be affected thereby, the Indenture Trustee shall send to each Holder of Outstanding Bonds of the series affected thereby, in the manner provided in Section 1.06, a copy of a revised payment schedule for such Bond after giving effect to such adjustment."

     (d)  Article Three is amended as follows:

          (1) The following is added to the end of paragraph (d) of Section 3.01:

                           ";  provided,  however,  that  if  the
               Indenture Trustee has been directed by any Holder or Holders to make payments by wire transfer pursuant to Section 2.11, any amounts received by the Indenture Trustee after 1:00 p.m., New York City time, may be distributed on the following Business Day."

           (2)   The  following new section is added  to  Article
     Three:

                     "Section 3.08.  Application of Payments.  In
          the  case  of  each Bond, each payment  on  account  of
          principal thereof or interest thereon or premium, if any, with respect thereto shall be applied: first, to the payment of accrued but unpaid interest (including interest on overdue principal and, to the extent permitted by law, on overdue interest) on such Bond to the date of such payment; second, to the payment of the premium, if any, due with respect to such Bond; third, to the payment of the principal amount of such Bond then due and payable other than by virtue of acceleration; and fourth, the balance remaining, if any, to the payment of the principal amount of such Bond remaining unpaid. The amounts paid pursuant to the preceding clause "fourth" shall be applied to the installments of principal of such Bond in the reverse order of their normal maturity."

     (e)  Article Four is amended as follows:

          (1)  Section 4.03 is amended in the following respects:
     (A) The reference in the first sentence of paragraph (a) to "or with any Paying Agent" is deleted; (B) paragraph (b) is deleted; and (C) paragraph (c) is deleted and the following inserted in lieu thereof:

               "(b)  [Reserved]"

                     (c)   Any money deposited with the Indenture
          Trustee in trust for the payment of the principal of, and premium, if any, and interest on, any Bond and remaining unclaimed for three years (or such lesser period as may be required by law to give effect to this provision) after such principal, premium, if any, or interest has become due and payable shall be paid to the Owner Trustee on Owner Trustee Request (to the extent such moneys shall have been deposited by the Owner Trustee) or to any other Person on its written request (to the extent such moneys shall have been deposited by such other Person); and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Owner Trustee or such other Person, for payment thereof, and all liability of the Indenture Trustee with respect to such money shall thereupon be discharged."

          (2) Section 4.04 is deleted and the following inserted in lieu thereof:

          "Section 4.04  [Reserved]"

           (3) Paragraph (a) of Section 4.06 is deleted and the following inserted in lieu thereof:

                     "(a)  Pursuant  to Section  9(b)(2)  of  the
          Participation Agreement, the Lessee has covenanted to maintain the priority of the Lien created by this Indenture. The Indenture Trustee shall, at the request and expense of the Lessee as provided in the Participation Agreement (and upon receipt of the form of document so to be executed), execute and deliver to the Lessee and the Lessee shall file, if not already filed, such financing statements or other documents and such continuation statements or other documents with respect to financing statements or other documents previously filed relating to the Lien created by this Indenture as may be necessary to protect, perfect and preserve such Lien. At any time and from time to time, upon the request of the Lessee or the Indenture Trustee, at the expense of the Lessee as provided in the Participation Agreement (and upon receipt of the form of document so to be executed), the Owner Trustee shall promptly and duly execute and deliver any and all such further instruments and documents as the Lessee or the Indenture Trustee may reasonably request in order for the Indenture Trustee to obtain the full benefits of the Lien created or intended to be created hereby and of the rights and powers herein granted. Upon the reasonable instructions (which instructions shall be accompanied by the form of document to be filed) at any time and from time to time of the Lessee or the Indenture Trustee, the Owner Trustee shall execute and file any financing statement (and any continuation statement with respect to any such financing statement), any certificate of title or any other document, in each case relating to the Liens created by this Indenture, as may be specified in such instructions. In addition, the Indenture Trustee and the Owner Trustee shall execute such continuation statements with respect to financing statements and other documents relating to the Lien created by this Indenture as may be reasonably specified from time to time in written instructions of any Holder (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the form of such continuation statement or other document so to be filed)."

          (4) Section 4.09 is deleted and the following inserted in lieu thereof:

           "Section 4.09. Notices of Default. The Owner Trustee shall give to the Indenture Trustee, promptly after having obtained knowledge thereof, notice in the manner provided in
     Section 1.05 of any Indenture Default or Indenture Event  of
     Default."

           (5) The first eight words of Section 4.10 following the caption "Performance of Obligations" are deleted and the following inserted in lieu thereof:

               "The Owner Trustee shall not"

          (6) Section 4.12 is deleted and the following inserted in lieu thereof:

               "Section 4.12 [Reserved]"

     (f)  Article Five is amended as follows:

                (1)  The following is added to the end of Section
          5.01:

                           "This   Article  does  not  apply   to
               installment payments of principal of the Bonds of any series as contemplated in Section 6.03."

          (2) Subparagraph (5) of Section 5.05(b) is deleted and the following inserted in lieu thereof:

                         "(5) if such Bonds are to be redeemed in
               full, the place or places where such Bonds are to be surrendered for payment of the Redemption
               Price, and"

          (3) The second sentence of Section 5.06 is deleted and the following inserted in lieu thereof:

                          "Upon  surrender of any such  Bond  for
               redemption in accordance with such notice, such Bond or portion thereof shall be paid at the Redemption Price, together with accrued interest, if any, to the Redemption Date."

          (4) Section 5.07 is deleted and the following inserted in lieu thereof:

          "Section 5.07. Bonds Redeemed in Part. Any Bond which is to be redeemed only in part may be surrendered at the Corporate Trust Office (with, if the Owner Trustee or Indenture Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Owner Trustee and the Indenture Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Lessee shall cause to be prepared, the Owner Trustee shall execute, and the Indenture Trustee shall authenticate and deliver to the Holder of such Bond, without service charge, a new Bond or Bonds of the same series, in any authorized denomination requested by such Holder and in an aggregate unpaid principal amount equal to and in exchange for the unredeemed portion of the principal of the Bond so surrendered."

      (g) Article Six is deleted and the following inserted in lieu thereof:

                          "ARTICLE SIX

              Sinking Funds; Installment Payments

            Section 6.01. Applicability of Article. The provisions of this Article shall apply (x) to any sinking fund established for the retirement of the Bonds of a particular series and (y) to the Bonds of any series the principal of which is subject to amortization in installments.

            Section 6.02. Sinking Funds. (a) Any Series Supplemental Indenture may provide for a sinking fund for the retirement of the Bonds of the series created thereby (a "Sinking Fund"), in accordance with which the Owner Trustee shall be required to redeem on the respective dates specified in or pursuant to such Series Supplemental Indenture (any such date, a "Sinking Fund Redemption Date") corresponding principal amounts of the Bonds of such series (any such corresponding amount, a "Sinking Fund Requirement").

           (b) If there shall have been a redemption, otherwise than pursuant to a Sinking Fund, of less than all the Bonds of a series to which a Sinking Fund is applicable (such redeemed Bonds being hereinafter called the "Redeemed Bonds"), the Sinking Fund Requirements applicable to the Bonds of such series for each Sinking Fund Redemption Date thereafter shall be deemed to have been satisfied to the extent of an amount equal to the quotient resulting from the division of (1) the product of (A) the principal amount of the Redeemed Bonds and (B) such Sinking Fund Requirement by
     (2) the sum of (C) the aggregate principal amount of Bonds of such series then Outstanding (after giving effect to such redemption) and (D) the principal amount of such Redeemed Bonds; provided, however, that the remaining Sinking Fund Requirements determined as set forth in this paragraph shall be rounded to the nearest integral multiple of $1,000, subject to further necessary adjustment so that the aggregate principal amount of such satisfaction of Sinking Fund Requirements shall be equal to the aggregate principal amount of such Redeemed Bonds, such adjustment to such Sinking Fund Requirements to be made in the inverse order of the respective Sinking Fund Redemption Dates corresponding thereto.

           (c) Particular Bonds to be redeemed pursuant to a Sinking Fund shall be selected in the manner provided in
     Section 5.04, and notice of such redemption shall be given in the manner provided in Section 5.05.

           Section 6.03. Installment Payments. (a) Any Series Supplemental Indenture may provide for the amortization of the principal amount of the Bonds of the series created thereby through installment payments of the principal of each Bond of such series, in accordance with which the Owner Trustee shall be required to pay on the respective dates specified in or pursuant to such Series Supplemental Indenture (any such date, an "Amortization Date") corresponding installments of principal of each Bond of such series (any such installment payment of principal, an "Amortization Requirement").

           (b) If there shall have been a redemption (any installment payment pursuant to this Section 6.03 not being considered for such purpose a redemption) of less than all the Bonds of a series subject to installment payments as contemplated in this Section (such redeemed Bonds being hereinafter called the "Redeemed Bonds"), the Amortization Requirements applicable to the Bonds of such series for each Amortization Date thereafter shall be deemed to have been satisfied to the extent of an amount equal to the quotient resulting from the division of (1) the product of (A) the principal amount of the Redeemed Bonds and (B) such Amortization Requirement by (2) the sum of (C) the aggregate principal amount of Bonds of such series then Outstanding (after giving effect to such redemption) and (D) the principal amount of the Redeemed Bonds; provided, however, that the remaining Amortization Requirements determined as set forth in this paragraph shall be rounded to the nearest integral multiple of $1,000, subject to further necessary adjustment so that the aggregate principal amount of such satisfaction of Amortization Requirements shall be equal to the aggregate principal amount of such Redeemed Bonds, such adjustment to such Amortization Requirements to be made in the inverse order of the respective Amortization Dates corresponding thereto. In connection with any such adjustments to the Amortization Requirements, the Owner
     Trustee shall deliver to the Indenture Trustee, not later than 30 days prior to the next Amortization Date following such partial redemption, a revised schedule, prepared by the Lessee and approved by the Owner Participant, setting forth the Amortization Requirements for the Bonds commencing with the first Amortization Date following such partial redemption. The Indenture Trustee may conclusively rely on such revised schedule and shall have no duty with respect to the adjustments set forth therein, other than to make such revised schedule available for inspection by the Holders of the Bonds affected thereby."

     (h)  Article Eight is amended as follows:

          (1) Section 8.01 is deleted and the following inserted in lieu thereof:

           "Section 8.01. Certain Duties and Responsibilities; Standard of Care. (a) The Indenture Trustee shall perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee. No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (b) The Indenture Trustee shall not be liable hereunder except for its own willful misconduct or gross negligence. The foregoing notwithstanding, if an Indenture Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c)  In the absence of bad faith on its part:

                     (1)   the Indenture Trustee may conclusively
          rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether they conform to the requirements of this Indenture; and

                     (2)   the  Indenture Trustee  shall  not  be
          liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, relating to (A) the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee under this Indenture or (B) the exercise by it of any trust or power conferred upon it under this Indenture.

          (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Indenture Trustee shall be subject to the provisions of this Section."

          (2) Section 8.03 following the caption "Certain Rights of Indenture Trustee" is deleted and the following inserted in lieu thereof:

          "Except as otherwise provided in Section 8.01:

                    (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                     (b)   any request or direction of the  Owner
          Trustee mentioned herein shall be sufficiently evidenced by an Owner Trustee Request or Owner Trustee Order and any request of the Lessee shall be sufficiently evidenced by a Lessee Request or Lessee Order;

                     (c)   whenever in the administration of this
          Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) shall be entitled to reserve and may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Owner Trustee;

                     (d)   the Indenture Trustee may consult with
          counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                     (e)  the Indenture Trustee shall be under no
          obligation  to  exercise any of the  rights  or  powers
          vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, except to the extent that such Holders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, however, that if the Holder of such Bonds is the Collateral Trust Trustee, the unsecured written undertaking thereof, in its individual capacity, to indemnify the Indenture Trustee shall constitute sufficient security and indemnity for such purposes;

                    (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Owner Trustee, personally or by agent or attorney;

                     (g)   the Indenture Trustee may at any  time
          request written instructions from the Holders of the Bonds with respect to any interpretation of this Indenture or any action to be taken or not to be taken hereunder and, except as otherwise contemplated in
          Section 2.11, may withhold any action under this Indenture until it shall have received such written instructions from the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, evidenced by an Act of such Holders;

                    (h) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or, by or through agents or attorneys appointed by it in writing and acceptable to the Owner Trustee and the Lessee, indirectly, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such authorized agent or attorney appointed with due care by it and as otherwise hereinabove provided;

                     (i)   the  Indenture Trustee  shall  not  be
          personally liable, in the case of entry by it upon the Indenture Estate, for debts, contracts or liabilities or damages incurred in the management or operation of the Indenture Estate; and

                     (j)  for all purposes of this Indenture, the
          Indenture Trustee shall not be deemed to have knowledge of the occurrence of any Indenture Default or Indenture Event of Default unless either (1) notice thereof shall have been given to the Indenture Trustee in the manner provided in Section 1.05 or (2) a Responsible Officer of the Corporate Indenture Trustee shall have actual knowledge of the occurrence thereof; provided, however, that the Indenture Trustee shall be deemed to have knowledge of any failure of the Lessee to pay any installment of Basic Rent within five Business Days after the same has become due."

      (3)   The  text  of  Section  8.05  following  the  caption
"Indenture Trustee and Authorized Agents May Hold Bonds" is deleted and the following inserted in lieu thereof:

                "The Indenture Trustee and any agent appointed by the Indenture Trustee or Owner Trustee in accordance with this Indenture, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 8.08 and 8.13, may otherwise deal with the Owner Trustee with the same rights it would have if it were not Indenture Trustee or such agent."

     (4) Section 8.06 is amended in the following respects: (A) the reference in the caption to "or Paying Agent" is deleted; (B) the respective references in paragraph (a) to "or the Paying Agent" and "nor the Paying Agent" are deleted; and (C) the reference in paragraph (b) to "or the Paying Agent" is deleted.

      (5) Section 8.07 is deleted and the following inserted in lieu thereof:

      "Section  8.07.  Compensation and Reimbursement.   (a)  The
Owner Trustee shall:

                     (1)   pay,  or  cause to  be  paid,  to  the
          Indenture Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                     (2)   reimburse, or cause to be  reimbursed,
          the Indenture Trustee upon its request for all expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own negligence, willful misconduct or bad faith; and

                     (3)   indemnify, or cause to be indemnified,
          each of the Indenture Trustee and any predecessor Indenture Trustee (and their respective directors, officers, agents and employees) for, and hold it harmless against, any loss, liability or expense incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          (b) As security for the performance of the obligations of the Owner Trustee under this Section, the Indenture Trustee shall have a Lien prior to the Bonds upon all funds and other property held or collected by it as part of the Indenture Estate.

           (c) The provisions of paragraph (a) apply equally to any agent appointed by the Indenture Trustee or Owner
     Trustee hereunder in accordance with the provisions hereof."

      (6) Section 8.08 is deleted and the following inserted in lieu thereof:

          "Section 8.08 [Reserved]"

      (7) The text of Section 8.09 following the caption is deleted and the following inserted in lieu thereof:

                "There shall at all times be an Indenture Trustee hereunder that is a corporation organized and doing business under the laws of the United States or any jurisdiction thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000, and subject to supervision or examination by federal or state or other local authority. If at any time the Indenture Trustee ceases to remain eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article."

      (8) Paragraphs (d) and (e) of Section 8.10 are deleted and the following inserted in lieu thereof:

               "(d)  if at any time:

                     (1)   the Indenture Trustee ceases to remain
          eligible under Section 8.09 and fails to resign after written request therefor by the Owner Trustee or by any Holder who has been a bona fide holder of a Bond for at least six months, or

                      (2)    the  Indenture  Trustee  has  become
          incapable of acting or has been adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or of its property has been appointed or any public officer has taken charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Owner Trustee, acting after consultation with the Lessee, may remove the Indenture Trustee or (y) subject to Section 7.11, any Holder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                     (e)   If  the Indenture Trustee resigns,  is
          removed or becomes incapable of acting, or if a vacancy occurs in the office of Indenture Trustee for any cause, the Owner Trustee, acting after consultation with the Lessee, shall promptly appoint a successor Indenture Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Indenture Trustee has been appointed by Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, delivered to the Lessee, the Owner Trustee and the retiring Indenture Trustee, the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Lessee. If no successor Indenture Trustee has been so appointed by the Owner Trustee, acting after consultation with the Lessee, or by the Holders, and has accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee."

      (9) Section 8.13 is deleted and the following inserted in lieu thereof:

          "Section 8.13.  [Reserved]"

      (10) Section 8.14 is deleted and the following inserted in lieu thereof:

          "Section 8.14.  [Reserved]"

     (11)  Section 8.15 is amended in the following respects:

           (A) Paragraph (a) is deleted and the following inserted in lieu thereof:

                     "(a)   If  at any time or times it shall  be
          necessary or prudent in order to conform to any law of any jurisdiction in which property shall be held subject to the Lien hereof, or the Indenture Trustee shall be advised by counsel, satisfactory to it, that it is so necessary or prudent in the interest of the Holders, or the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, shall by Act of such Holders so request, the Indenture Trustee and the Owner Trustee shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons approved by the Indenture Trustee either to act as co-trustee or co-trustees of all or any part of the Indenture Estate jointly with the Indenture Trustee originally named herein or any successor or successors or to act as separate trustee or trustees of all or any such property. In the event the Owner Trustee shall not have joined in the execution of such instruments and agreements within ten days after the receipt of a written request from the Indenture Trustee so to do, or in case an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee may act under the foregoing provisions of this Section without the concurrence of the Owner Trustee, and the Owner Trustee hereby appoints the Indenture Trustee its agent and attorney to act for it under the foregoing provisions of this Section in either of such contingencies."

     (B) Subparagraph (b)(5) is deleted and the following inserted in lieu thereof:

                     "(5)   the  Owner Trustee and the  Indenture
          Trustee, at any time, by an instrument in writing, executed by them jointly, may remove any such additional trustee or trustees and, in that case, by an instrument in writing executed by them jointly, may appoint a successor or successors to such additional trustee or trustees, anything herein to the contrary notwithstanding; provided, however, that if the Owner Trustee and the Indenture Trustee remove any such additional trustee which has been appointed at the request of the Holders pursuant to subsection (a) of this Section, then such parties shall appoint a successor or successors to such additional trustee so removed unless the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series, considered as one class, shall have agreed in writing that no such successor or successors need be appointed. In the event that the Owner Trustee shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Indenture Trustee to do so, the Indenture Trustee shall have power to remove any such additional trustee and to appoint a successor additional trustee without the concurrence of the Owner Trustee, the latter hereby appointing the Indenture Trustee its agent and attorney to act for it in such connection in such contingency. In the event that the Indenture Trustee alone shall have appointed an additional trustee or trustees as above provided, it may at any time, by an instrument in writing, remove any such additional trustee or trustees, the successor to any such additional trustee so removed to be appointed by the Owner Trustee and the Indenture Trustee, or by the Indenture Trustee alone, as hereinbefore in this Section provided."

      (i) Article Nine is deleted and the following inserted in lieu thereof:

                         "ARTICLE NINE

                          [Reserved]"

     (j)  Article Ten is amended as follows:

            (1) Section 10.01 is amended in the following respects:

           (A) the text preceding subparagraphs (a) through (l) is amended to delete the text "the Lessee,";

           (B) subparagraph (b) is deleted and the following inserted in lieu thereof:

                     "(b) to evidence the succession of another bank or trust company to the Owner Trustee, and the assumption by any such successor of the covenants of the Owner Trustee herein and in the Bonds contained, or to evidence the appointment of a co-trustee pursuant to the terms of the Trust Agreement;"

           (C) subparagraph (e) is deleted and the following inserted in lieu thereof:

                     "(e)  to  add to the covenants of the  Owner
          Trustee for the benefit of the Holders or to evidence the surrender of any right or power herein conferred upon the Owner Trustee;"

           (D) subparagraph (g) is deleted and the following inserted in lieu thereof:

                     "(g)  to  modify, eliminate or  add  to  the
          provisions of this Indenture to such extent as shall be necessary to qualify or continue the qualification of this Indenture (including any Series Supplemental Indenture) under the Trust Indenture Act, or under any similar federal statute hereafter enacted, or to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act;"

            (2) Section 10.02 is amended in the following respects:

               (A) Paragraph (a) is amended by deleting from the phrase "the Owner Trustee and the Lessee may" in the text preceding the first proviso the words "and the Lessee"; and

                (B)   the  text ", or reduce the requirements  of
          Section  12.04  for quorum or voting"  at  the  end  of
          subparagraph (a)(3) is deleted.

           (3) Section 10.08 is deleted and the following inserted in lieu thereof:

          "Section 10.08.  [Reserved]"

                (4) Section 10.09 is amended by deleting (A) the references in the first sentence thereof to, respectively, "or the Lessee" and "and the Lessee", and
          (B) the reference in the second sentence thereof to "or the Lessee", together with the text ", the Lessee".

     (k)  Article Eleven is amended as follows:

           (1) Paragraph (a) of Section 11.01 is amended by deleting clause (z) thereof.

           (2) Paragraph (e) of Section 11.01 is deleted and the following inserted in lieu thereof:

                     "(e)   Notwithstanding the satisfaction  and
          discharge of any Bonds as hereinabove provided, the respective obligations of the Owner Trustee and the Indenture Trustee in respect of such Bonds under Sections 2.09, 2.10, 4.03 and 8.07 and this Article shall survive."

           (3) Paragraph (c) of Section 11.02 is deleted and the following inserted in lieu thereof:

                     "(c)   Notwithstanding the satisfaction  and
          discharge of any Bonds as hereinabove provided, the respective obligations of the Owner Trustee and the Indenture Trustee in respect of such Bonds under Sections 2.09, 2.10, 4.03 and 8.07 and this Article shall survive."

     (l) Article Twelve is deleted and the following inserted in lieu thereof:

                        "ARTICLE TWELVE

                          [Reserved]"


      (m) Appendix A to the Indenture is hereby amended as set forth in Schedule A-1 attached hereto.


                          ARTICLE TWO

                            Terms Of

                      The Refunding Bonds

Section 2.01  The Refunding Bonds.

      (a) There are hereby created and established two separate series of Additional Bonds designated, respectively, "Waterford 3 Secured Lease Obligation Bonds, % Series [B/C] due ____" (the "Series [B/C] ____ Bonds") and "Waterford 3 Secured Lease
Obligation  Bonds,       % Series [B/C] due  ____"  (the  "Series
[B/C]  ____  Bonds";  and, together with the  Series  [B/C]  ____
Bonds, the "Refunding Bonds"). The Refunding Bonds of each series shall be issued in the aggregate principal amounts, shall bear interest at the rates per annum and shall have the final maturities set forth below:
                                 Original
                                 Principal   Interest     Final
                                  Amount       Rate    Maturity
Series [B/C]          Bonds     $                  %   ______ __,

Series [B/C]          Bonds     $                      ______ __,

The  Series  [B/C] ____ Bonds and the Series  [B/C]         Bonds
shall be substantially in the forms of Exhibits A-1 and A-2 hereto, respectively.

      (b) Each Refunding Bond shall bear interest on the principal amount thereof from time to time outstanding from the Issue Date designated thereon until paid in full at the rate of interest set forth therein, which interest shall be payable on _________ 2, 199_ and on each ____ 2 and ____ 2 thereafter to and including the final maturity date thereof, unless paid in full prior to such date as provided herein and in the Refunding Bond.

      (c) The original principal amount of each Refunding Bond shall be payable in installments on the dates and in the amounts set forth in Schedule 1 attached thereto, as such Schedule may be adjusted from time to time in accordance with the provisions of the Indenture and of such Refunding Bond. Installments of principal of and premium, if any, and interest on each Refunding Bond shall be due and payable on the payment dates specified in
Schedule 1 attached thereto.

      (d) Each Refunding Bond shall be subject to redemption as set forth in such Refunding Bond. There shall not be a Sinking
Fund for the Refunding Bonds of either series.



                         ARTICLE THREE

                         Miscellaneous

Section 3.01  Execution as Supplemental Indenture.

      This Supplemental Indenture No. 2 is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Original Indenture, this Supplemental Indenture
No. 2 forms a part thereof.

Section 3.02  Counterpart Execution.

      This Supplemental Indenture No. 2 may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 3.03  Concerning the Owner Trustee.

      Anything herein to the contrary notwithstanding, all and each of the agreements and obligations herein made or undertaken on the part of the Owner Trustee are made or undertaken not as personal agreements by the Owner Trustee in its individual capacity for the purpose or with the intention of binding it personally, but are made or undertaken solely for the purpose of binding only the Trust Estate, and this Supplemental Indenture No. 2 is executed and delivered by the Owner Trustee in its individual capacity solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against the Owner Trustee or any successor in trust or the Owner Participant on account of any agreements hereunder of the Owner Trustee, either express or implied, all such personal liability, if any, being expressly waived by the Indenture Trustee and the Holders and by all Persons claiming by, through or under the Indenture Trustee and the Holders; provided, however, that the Owner Trustee, in its individual capacity, shall be liable hereunder for its own gross negligence or willful misconduct. If a successor owner trustee is appointed in accordance with the terms of the Trust Agreement, such successor owner trustee shall,without any further act, succeed to all the rights, duties, immunities and obligations of the Owner Trustee hereunder, and its predecessor owner trustee and the Owner Trustee in its individual capacity shall be released from all further duties and obligations hereunder, without prejudice to any claims against the Owner Trustee in its individual capacity or the Owner Trustee for any default by the Owner Trustee in its individual capacity or the Owner Trustee, respectively, in the performance of its obligations hereunder prior to such appointment.

      In Witness Whereof, the parties hereto have caused this Supplemental Indenture No. 2 to be duly executed by their respective officers thereunto authorized, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:
                                   First National Bank of Commerce, not
                                   in  its  individual  capacity,
                                   except  as otherwise expressly
                                   provided in the Indenture, but
                                   solely as Owner Trustee

[Seal]

                                   By:
                                        Name:
                                        Title:


Attest:
                                   Bankers   Trust  Company,   as
                                   successor  Corporate Indenture
                                   Trustee

[Seal]

                                   By:
                                        Name:
                                        Title:




                                    Stanley Burg,
                                    as successor Individual Indenture Trustee

                         ACKNOWLEDGMENT

State Of                      )
                              ) ss.:
County Of                     )


      On this ___ day of _________, 199_, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared ____________, to me personally known, who being by me duly sworn did say that ____ is a ________________________________ of First
National Bank of Commerce, a national banking association, the Owner Trustee referred to in the foregoing instrument, that the seal affixed to the foregoing instrument is the seal of said national banking association, that said instrument was signed and sealed on behalf of said association by authority of its Board of Directors and that ____ acknowledged said instrument to be the free act and deed of said national banking association.



                                        [signature of appearer]



WITNESSES:








                                            Notary Public



My Commission Expires:

                         ACKNOWLEDGMENT


State Of                      )
                              ) ss.:
County Of                     )


      On this ___ day of _________, 199_, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared ___________, to me personally known, who being by me duly sworn did say that _____ is a ______________ of Bankers Trust Company, a New York banking corporation, successor Corporate Indenture Trustee under the foregoing instrument, that the seal affixed to the foregoing instrument is the seal of said corporation, that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and that _____ acknowledged said instrument to be the free act and deed of said corporation.



                                        [signature of appearer]



WITNESSES:








                                                Notary Public



My Commission Expires:

                         ACKNOWLEDGMENT


State Of                      )
                              ) ss.:
County Of                     )


      On this ___ day of _________, 199_, before me, the undersigned Notary Public, duly commissioned and qualified within the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared Stanley Burg to me personally known, who being by me duly sworn did say that he is the successor Individual Indenture Trustee under the foregoing instrument and that in his capacity as such he executed the foregoing instrument.



                                        [signature of appearer]



WITNESSES:








                                                Notary Public



My Commission Expires:

                                                      EXHIBIT C
                                                           TO
                                     SUPPLEMENTAL INDENTURE NO. 2




           [Schedule A-1 to Appendix A (Definitions)]

                                                      EXHIBIT A-1
                                                           TO
                                     SUPPLEMENTAL INDENTURE NO. 2



                     FORM OF REFUNDING BOND


  THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
  1933 AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE IN
                      VIOLATION OF SUCH ACT

                   WATERFORD 3 SECURED LEASE
               OBLIGATION BOND, __% SERIES [B/C]
                            DUE ____
                    (DUE __________ 2, ____)


Issue Date: ________
No. R-__

          FOR VALUE RECEIVED, FIRST NATIONAL BANK OF COMMERCE, not in its individual capacity, but solely as trustee ("Owner Trustee") under Trust Agreement No. [2/3], dated as of September 1, 1989, with ESSL 2, Inc. (the "Owner Participant"), hereby promises to pay to _______________________, or registered assigns, the principal sum of _________________________________
DOLLARS ($________), such payment to be made in the amounts and on the dates specified in Schedule 1 hereto, as such Schedule 1 may be revised in accordance herewith, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the aggregate amount of such principal sum remaining unpaid from time to time from the date of issuance of this Bond until due and payable, semiannually in arrears on ________ 2 and ________ 2 in each year, commencing ________ 2, 199_, at the rate of _____% per annum, until the principal amount hereof is paid in full.

          Capitalized terms used in this Bond and not defined herein have the respective meanings ascribed thereto in Supplemental Indenture No. 2 to the Original Indenture (as hereinafter defined).

          In the event that any payment to be made hereunder is stated to be due on a day that is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was stated to be due, and no interest in respect of such payment shall accrue for the period from and after such stated due date.

          All payments of principal, premium, if any, and interest to be made by the Owner Trustee hereon and under the Indenture of Trust and Deed of Mortgage No. [2/3], dated as of September 1, 1989 (the "Original Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 1, 1989, and Supplemental Indenture No. 2, dated as of October 1, 1994 (the Original Indenture as so supplemented, and as it may be further amended or supplemented from time to time in accordance with the provisions thereof, being hereinafter referred to as the "Indenture"), between the Owner Trustee and Bankers Trust Company and Stanley Burg, as successor Corporate and Individual Indenture Trustee, respectively (together, the "Indenture Trustee"), shall be made only from the Indenture Estate and the Trust Estate, and the Indenture Trustee shall have no obligation for the payment thereof except to the extent that the Indenture Trustee shall have sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Article Three of the Indenture. The Holder hereof, by its acceptance of this Bond, shall be deemed to have agreed that such Holder will look solely to the Trust Estate and the income and proceeds from the Indenture Estate to the extent available for distribution to the Holder hereof as above provided, and that neither the Owner Participant nor, except as otherwise expressly provided in the Indenture, the Owner Trustee nor the Indenture Trustee is or shall be personally liable to the Holder hereof for any amounts payable under this Bond or for any performance to be rendered under the Indenture or any other Transaction Document or for any liability thereunder; provided, however, that in the event that the Lessee, or the Lessee and an Affiliate thereof, shall have assumed all the obligations of the Owner Trustee hereunder and under the Indenture in accordance with Section 2.16 of the Indenture, the Holder hereof, by its acceptance hereof, is deemed further to have agreed that all payments to be made hereunder and otherwise under the Indenture shall be made by the Lessee (or the Lessee and such Affiliate, as the case may be) and from the Indenture Estate, and in such event the Holder hereof will look solely to the Indenture Estate and the Lessee (and, if applicable, such Affiliate) for such payment.

          All principal, premium, if any, and interest in respect of this Bond shall be payable in immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts upon presentation of this Bond at the Corporate Trust Office or as otherwise contemplated by and in accordance with Section 2.11 of the Indenture.

          In the manner and to the extent provided in Section
2.17 of the Indenture, Schedule 1 hereto may be adjusted at the discretion of the Owner Trustee in connection with certain recalculations of Basic Rent pursuant to the Facility Lease.

          In the event of any partial redemption of this Bond (the installment payments of principal in accordance with Schedule 1 hereto not being considered for such purpose a redemption), the installment payments of principal on this Bond thereafter shall be adjusted in the manner provided in Section 6.03(b) of the Indenture.

          The Holder hereof, by its acceptance of this Bond, agrees that each payment received by it hereunder shall be applied in the manner provided in Section 3.08 of the Indenture. The Holder of this Bond, by its acceptance hereof, further agrees that it will duly note by appropriate means all payments made to it of principal of, premium, if any, and interest on this Bond, and that it will not in any event transfer or otherwise dispose of this Bond unless and until all such notations have been duly made and the other requirements of the Indenture have been complied with.

          This Bond is one of the Bonds referred to in the Indenture. The Indenture permits the issuance of additional series of Bonds, and the several series may be for varying aggregate principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Trustee included in the Indenture Estate are pledged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and premium, if any, and interest on this Bond and all other Bonds issued and outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a complete statement of the rights of the Holders of, and the nature and extent of the security for, this Bond and of the rights of, and the nature and extent of the security for, the Holders of the other Bonds and of certain rights of the Owner Trustee, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions the Holder hereof agrees by its acceptance of this Bond.

          This Bond is subject to purchase by the Owner Trustee as provided in Section 7.16 of the Indenture. This Bond is also subject to redemption in full, at the unpaid principal amount hereof plus accrued interest to the date fixed for redemption, in the event of the termination of the Facility Lease pursuant to
Section 13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the Participation Agreement, subject, however, except in the case of a termination pursuant to Section 14 of the Facility Lease, to the right of the Lessee (or the Lessee and an Affiliate thereof, as the case may be) to assume this Bond in accordance with Section 2.16 of the Indenture (in which event there shall be no redemption of this Bond as a consequence of such termination).

          In addition, this Bond may be redeemed, in whole or in part, at any time at the redemption price of 100% of the unpaid principal amount of this Bond to be so redeemed, together with interest accrued to the date fixed for redemption, plus the Lessor Bond Make-Whole Premium, if any. "Lessor Bond Make-Whole Premium" shall mean an amount equal to the "Make-Whole Premium" due on such redemption date on the Refunding Collateral Bonds (as defined in the Indenture of the series correlative to this Bond which are in an unpaid principal amount equal to the unpaid principal to be so redeemed on this Bond.

          If an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of this Bond and any other Bonds, together with all accrued but unpaid interest hereon and thereon, may, subject to certain rights of the Owner Trustee and the Owner Participant contained or referred to in the Indenture, be declared or may become due and payable in the manner and with the effect provided in the Indenture.

          The obligation of the Owner Trustee to pay the principal of and premium, if any, and interest on this Bond, and the lien of the Indenture or the Indenture Estate, is subject to being legally discharged prior to the maturity of this Bond upon the deposit with the Indenture Trustee of cash or certain securities sufficient to pay this Bond when due in accordance with the terms of the Indenture.

          There shall be maintained at the Corporate Trust Office a register for the purpose of registering transfers and exchanges of this and the other Bonds in the manner provided in the Indenture. Subject to the legend at the head of this Bond and satisfaction of the conditions provided in Section 2.09(b) of the Indenture, this Bond is transferable upon surrender hereof for registration of transfer at the Corporate Trust Office. The Owner Trustee and the Indenture Trustee shall treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving all payments of the principal of and premium, if any, and interest on this Bond and for all other purposes whatsoever, and neither the Owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

          This Bond shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the Owner Trustee has caused this
Bond to be duly executed as of the date hereof.



                              FIRST NATIONAL BANK OF COMMERCE, not in
                              its individual capacity but solely
                              as Owner Trustee


                              By: _______________________________
                                  Title:


          This Bond is one of the Waterford 3 Secured Lease
Obligation Bonds, _____% Series [B/C] Due ___________ referred to in the within-mentioned Indenture.



                              BANKERS TRUST COMPANY, as
                              Corporate Indenture Trustee



Dated:__________________      By: _______________________________
                                  Title:

                                                       SCHEDULE 1
                                                           TO
                                                      EXHIBIT A-1


               SCHEDULE OF PRINCIPAL AMORTIZATION


Payment Date        Principal Amount Payable      Principal Balance

                                                      EXHIBIT A-2
                                                           TO
                                     SUPPLEMENTAL INDENTURE NO. 2



                     FORM OF REFUNDING BOND


  THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
  1933 AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE IN
                      VIOLATION OF SUCH ACT

                    WATERFORD 3 SECURED LEASE
                OBLIGATION BOND, __% SERIES [B/C]
                             DUE ____
                    (DUE __________ 2, ____)


Issue Date: ________
No. R-__

          FOR VALUE RECEIVED, FIRST NATIONAL BANK OF COMMERCE, not in its individual capacity, but solely as trustee ("Owner Trustee") under Trust Agreement No. [2/3], dated as of September 1, 1989, with ESSL 2, Inc. (the "Owner Participant"), hereby promises to pay to _______________________, or registered assigns, the principal sum of _________________________________
DOLLARS ($________), such payment to be made in the amounts and on the dates specified in Schedule 1 hereto, as such Schedule 1 may be revised in accordance herewith, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the aggregate amount of such principal sum remaining unpaid from time to time from the date of issuance of this Bond until due and payable, semiannually in arrears on ________ 2 and ________ 2 in each year, commencing ________ 2, 199_, at the rate of _____% per annum, until the principal amount hereof is paid in full.

          Capitalized terms used in this Bond and not defined herein have the respective meanings ascribed thereto in Supplemental Indenture No. 2 to the Original Indenture (as hereinafter defined).

          In the event that any payment to be made hereunder is stated to be due on a day that is not a Business Day, then such payment shall be due and payable on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was stated to be due, and no interest in respect of such payment shall accrue for the period from and after such stated due date.

          All payments of principal, premium, if any, and interest to be made by the Owner Trustee hereon and under the Indenture of Trust and Deed of Mortgage No. [2/3], dated as of September 1, 1989 (the "Original Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of September 1, 1989, and Supplemental Indenture No. 2, dated as of October 1, 1994 (the Original Indenture as so supplemented, and as it may be further amended or supplemented from time to time in accordance with the provisions thereof, being hereinafter referred to as the "Indenture"), between the Owner Trustee and Bankers Trust Company and Stanley Burg, as successor Corporate and Individual Indenture Trustee, respectively (together, the "Indenture Trustee"), shall be made only from the Indenture Estate and the Trust Estate, and the Indenture Trustee shall have no obligation for the payment thereof except to the extent that the Indenture Trustee shall have sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Article Three of the Indenture. The Holder hereof, by its acceptance of this Bond, shall be deemed to have agreed that such Holder will look solely to the Trust Estate and the income and proceeds from the Indenture Estate to the extent available for distribution to the Holder hereof as above provided, and that neither the Owner Participant nor, except as otherwise expressly provided in the Indenture, the Owner Trustee nor the Indenture Trustee is or shall be personally liable to the Holder hereof for any amounts payable under this Bond or for any performance to be rendered under the Indenture or any other Transaction Document or for any liability thereunder; provided, however, that in the event that the Lessee, or the Lessee and an Affiliate thereof, shall have assumed all the obligations of the Owner Trustee hereunder and under the Indenture in accordance with Section 2.16 of the Indenture, the Holder hereof, by its acceptance hereof, is deemed further to have agreed that all payments to be made hereunder and otherwise under the Indenture shall be made by the Lessee (or the Lessee and such Affiliate, as the case may be) and from the Indenture Estate, and in such event the Holder hereof will look solely to the Indenture Estate and the Lessee (and, if applicable, such Affiliate) for such payment.

          All principal, premium, if any, and interest in respect of this Bond shall be payable in immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts upon presentation of this Bond at the Corporate Trust Office or as otherwise contemplated by and in accordance with Section 2.11 of the Indenture.

          In the manner and to the extent provided in Section
2.17 of the Indenture, Schedule 1 hereto may be adjusted at the discretion of the Owner Trustee in connection with certain recalculations of Basic Rent pursuant to the Facility Lease.

          In the event of any partial redemption of this Bond (the installment payments of principal in accordance with Schedule 1 hereto not being considered for such purpose a redemption), the installment payments of principal on this Bond thereafter shall be adjusted in the manner provided in Section 6.03(b) of the Indenture.

          The Holder hereof, by its acceptance of this Bond, agrees that each payment received by it hereunder shall be applied in the manner provided in Section 3.08 of the Indenture. The Holder of this Bond, by its acceptance hereof, further agrees that it will duly note by appropriate means all payments made to it of principal of, premium, if any, and interest on this Bond, and that it will not in any event transfer or otherwise dispose of this Bond unless and until all such notations have been duly made and the other requirements of the Indenture have been complied with.

          This Bond is one of the Bonds referred to in the Indenture. The Indenture permits the issuance of additional series of Bonds, and the several series may be for varying aggregate principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Trustee included in the Indenture Estate are pledged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and premium, if any, and interest on this Bond and all other Bonds issued and outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a complete statement of the rights of the Holders of, and the nature and extent of the security for, this Bond and of the rights of, and the nature and extent of the security for, the Holders of the other Bonds and of certain rights of the Owner Trustee, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions the Holder hereof agrees by its acceptance of this Bond.

          This Bond is subject to purchase by the Owner Trustee as provided in Section 7.16 of the Indenture. This Bond is also subject to redemption in full, at the unpaid principal amount hereof plus accrued interest to the date fixed for redemption, in the event of the termination of the Facility Lease pursuant to
Section 13(f) or (g) or Section 14 thereof, or Section 16(d)(5) of the Participation Agreement, subject, however, except in the case of a termination pursuant to Section 14 of the Facility Lease, to the right of the Lessee (or the Lessee and an Affiliate thereof, as the case may be) to assume this Bond in accordance with Section 2.16 of the Indenture (in which event there shall be no redemption of this Bond as a consequence of such termination).

          In addition, this Bond may be redeemed, in whole or in part, at any time at the redemption price of 100% of the unpaid principal amount of this Bond to be so redeemed, together with interest accrued to the date fixed for redemption, plus the Lessor Bond Make-Whole Premium, if any. "Lessor Bond Make-Whole Premium" shall mean an amount equal to the "Make-Whole Premium" due on such redemption date on the Refunding Collateral Bonds (as defined in the Indenture) of the series correlative to this Bond which are in an unpaid principal amount equal to the unpaid principal to be so redeemed on this Bond.

          If an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of this Bond and any other Bonds, together with all accrued but unpaid interest hereon and thereon, may, subject to certain rights of the Owner Trustee and the Owner Participant contained or referred to in the Indenture, be declared or may become due and payable in the manner and with the effect provided in the Indenture.

          The obligation of the Owner Trustee to pay the principal of and premium, if any, and interest on this Bond, and the lien of the Indenture or the Indenture Estate, is subject to being legally discharged prior to the maturity of this Bond upon the deposit with the Indenture Trustee of cash or certain securities sufficient to pay this Bond when due in accordance with the terms of the Indenture.

          There shall be maintained at the Corporate Trust Office a register for the purpose of registering transfers and exchanges of this and the other Bonds in the manner provided in the Indenture. Subject to the legend at the head of this Bond and satisfaction of the conditions provided in Section 2.09(b) of the Indenture, this Bond is transferable upon surrender hereof for registration of transfer at the Corporate Trust Office. The Owner Trustee and the Indenture Trustee shall treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving all payments of the principal of and premium, if any, and interest on this Bond and for all other purposes whatsoever, and neither the Owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

          This Bond shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the Owner Trustee has caused this
Bond to be duly executed as of the date hereof.


                              FIRST NATIONAL BANK OF COMMERCE, not in
                              its individual capacity but solely
                              as Owner Trustee


                              By: _______________________________
                                        Title:


          This Bond is one of the Waterford 3 Secured Lease
Obligation Bonds, _____% Series [B/C] Due ___________ referred to in the within-mentioned Indenture.



                              BANKERS TRUST COMPANY, as
                              Corporate Indenture Trustee



Dated:__________________      By: _______________________________
                                        Title:

                                                       SCHEDULE 1
                                                           TO
                                                      EXHIBIT A-2


               SCHEDULE OF PRINCIPAL AMORTIZATION


Payment Date             Principal Amount Payable     Principal Balance